                             LETTER OF TRANSMITTAL
                                      FOR
                  CERTIFICATES FORMERLY REPRESENTING SHARES OF
                            SERIES A PREFERRED STOCK
                                       OF
                             BROADWAY STORES, INC.
                        SURRENDERED IN EXCHANGE FOR CASH
                         IN CONNECTION WITH THE MERGER
                                       OF
                                A SUBSIDIARY OF
                       FEDERATED DEPARTMENT STORES, INC.
                                 WITH AND INTO
                             BROADWAY STORES, INC.
                                ________________

                              THE PAYING AGENT IS:
                              THE BANK OF NEW YORK

                             FOR INFORMATION CALL:
                                 (800) 507-9357

                By Mail:                         By Hand or Overnight Courier:
          The Bank of New York                        The Bank of New York
     Tender and Exchange Department              Tender and Exchange Department
             P.O. Box 11248                            101 Barclay Street
         Church Street Station                     Receive and Deliver Window
        New York, NY 10286-1248                        New York, NY 10286

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

THE NAME(S) AND ADDRESS(ES) OF THE REGISTERED HOLDER(S) SHOULD BE PRINTED BELOW, IF THEY ARE NOT ALREADY PRINTED BELOW, EXACTLY AS THEY APPEAR ON THE CERTIFICATE(S) SURRENDERED HEREWITH. SEE INSTRUCTION 3.




------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF CERTIFICATES SURRENDERED
------------------------------------------------------------------------------------------------------------------------
                                                                                                Number of One One-
                                                                                              Thousandths of a Share
                                                                                                  Represented by
                                                                        Certificate               Certificate(s)
        Name(s) and Address(es) of Registered Holder(s)                  Number(s)               (Attach list, if
   (Please fill in, if blank, exactly as name(s) appear(s) on        (Attach list, if               necessary)
                        certificate(s))                                 necessary)             (See Instruction 10)
------------------------------------------------------------------------------------------------------------------------

                                                                  ------------------------------------------------------

                                                                  ------------------------------------------------------

                                                                  ------------------------------------------------------

                                                                  ------------------------------------------------------
                                                                  Total Number of One One-
                                                                  Thousandths of a Share:
                                                                  (See Instruction 10)
------------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                     PLEASE READ THE INSTRUCTIONS SET FORTH
                    IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

         The undersigned hereby surrenders to The Bank of New York (the "Paying Agent") the certificate or certificates listed above (the "Certificates") representing outstanding shares (or fractions thereof) of Series A Preferred Stock, par value $0.01 per share ("Broadway Preferred Stock"), of Broadway Stores, Inc., a Delaware corporation ("Broadway"). The undersigned understands that, if the proposed merger (the "Merger") of a wholly owned subsidiary of Federated Department Stores, Inc. ("Federated") with and into Broadway is consummated, shares (or fractions thereof) of Broadway Preferred Stock will be converted into the right to receive $____ in cash per one one-thousandth of a share (the "Merger Consideration") without interest thereon, on the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of March ___, 1996 (the "Merger Agreement"), among Broadway, Federated, and a wholly owned subsidiary of Federated. The terms of the Merger are described in the Information Statement dated March ___, 1996, receipt of which is hereby acknowledged.

         Effective at the effective time of the Merger (the "Effective Time") the undersigned hereby irrevocably constitutes and appoints the Paying Agent the true and lawful agent and attorney-in-fact of the undersigned (acknowledging that the Paying Agent also acts as the agent of Federated) with respect to the Certificates, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver the Certificates, together with all accompanying evidences of transfer and authenticity, to Broadway for cancellation upon receipt by the Paying Agent, as the undersigned's agent, of the Merger Consideration therefor. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder will be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and legal representatives of the undersigned and will not be affected by, and will survive, the death or incapacity of the undersigned. The undersigned understands that, if the Merger is not consummated, the Paying Agent will return the Certificates to the undersigned.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender the Certificates, and that upon the delivery thereof to Broadway for cancellation pursuant hereto, Broadway will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by Federated or the Paying Agent to be necessary or desirable to complete the exchange of the Certificates for the Merger Consideration.

         The undersigned hereby acknowledges and agrees that (i) the surrender of the Certificates pursuant to this Letter of Transmittal in exchange for the Merger Consideration will not be deemed to have occurred unless and until the Paying Agent has received the Certificates and this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, together with all accompanying evidence of authority in form and substance satisfactory to Federated (which may delegate such power in whole or in part to the Paying Agent), (ii) delivery of such Certificates will be effected and risk of loss and title to such Certificates will pass only upon proper surrender thereof to the Paying Agent, and (iii) all questions as to the validity, form, and eligibility of this Letter of Transmittal, any other documentation delivered herewith or pursuant hereto, and any purported surrender of Certificates hereunder will be determined by Federated, which determination will be final and binding on all parties.

         THIS LETTER OF TRANSMITTAL MAY BE USED TO SURRENDER, TO THE EXTENT NOT PREVIOUSLY EXCHANGED, CERTIFICATES WHICH FORMERLY REPRESENTED SHARES OF SERIES A PREFERRED STOCK OF BROADWAY OUTSTANDING PRIOR TO THE MERGER OF A SUBSIDIARY OF FEDERATED WITH AND INTO BROADWAY ON OCTOBER 11, 1995 AND WHICH, AS A RESULT OF SUCH MERGER, PRESENTLY REPRESENT A NUMBER OF SHARES (OR FRACTIONS THEREOF) OF BROADWAY PREFERRED STOCK EQUAL TO THE NUMBER OF SHARES OF SERIES A PREFERRED STOCK OF BROADWAY FORMERLY REPRESENTED THEREBY DIVIDED BY 1,000.

         UNLESS OTHERWISE INDICATED HEREIN UNDER THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" AND/OR "SPECIAL DELIVERY INSTRUCTIONS" BELOW, PLEASE ISSUE ALL CHECKS DUE TO THE UNDERSIGNED IN THE NAME OF THE UNDERSIGNED, AND DELIVER THE SAME TO THE UNDERSIGNED AT THE ADDRESS SHOWN ABOVE. IF ANY CERTIFICATES TO BE SURRENDERED ARE REGISTERED IN DIFFERENT NAMES, IT WILL BE NECESSARY TO COMPLETE, SIGN, AND SUBMIT AS MANY SEPARATE COPIES OF THIS LETTER OF TRANSMITTAL AS THERE ARE DIFFERENT REGISTRATIONS OF CERTIFICATES.

-------------------------------------------------------------------------------------------------------------------------
                                                         PLEASE SIGN HERE
                                        (TO BE COMPLETED BY ALL SURRENDERING STOCKHOLDERS)
                                    (See Instructions 1,2, and 4 and the following paragraph)

           X                                                                   ,
             -------------------------------------------------  ---------------   ----------------------------
           X                                                                   ,
             -------------------------------------------------  ---------------   ----------------------------
                    Signature(s) of Registered Holder(s)               Date

                    Must be signed  by the registered holder(s) as  the name(s) appear(s) on  the Certificates
           or  by  person(s)  authorized  to  become  registered  holder(s)  by   endorsements  and  documents
           transmitted herewith.  If signature is by a trustee, executor, administrator, guardian,  officer or
           other person acting  in a fiduciary or representative capacity,  please set forth full title.   See
           Instructions 2 and 4.

           Name(s):
                          ------------------------------------------------------------------------------------

                          ------------------------------------------------------------------------------------
                                               (Please Type or Print)
           Capacity
           (Full Title):
                          ------------------------------------------------------------------------------------
           Address:
                          ------------------------------------------------------------------------------------

                          ------------------------------------------------------------------------------------
                                               (Include Zip Code)
           Phone No.:
                          ------------------------------------------------------------------------------------

                                                   SIGNATURE GUARANTEE
                                              (If required by Instruction 1)
           Signature(s) Guaranteed by
           an Eligible Institution:
                                     -------------------------------------------------------------------------
                                                     (Authorized Signature)

                                     -------------------------------------------------------------------------
                                                          (Title)

                                     -------------------------------------------------------------------------
                                                       (Name of Firm)
                                     Phone No.:
                                                --------------------------------------------------------------
                                     Dated:                                         ,
                                            ----------------------------------------  ------------------------
-------------------------------------------------------------------------------------------------------------------------


  -------------------------------------------------------         ------------------------------------------------------
               SPECIAL ISSUANCE INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
              (See Instructions 1, 4, and 5)                                 (See Instructions 1, 4, and 5)

       To  be completed ONLY  if any  checks are  to be               To  be completed ONLY  if any  checks are  to be
   issued in  the  name of  and sent  to someone  other           sent to  someone other  than the  person or  persons
   than the person or  persons whose name(s)  appear(s)           whose  name(s)  appear(s)  above on  this  Letter of
   above on this Letter of Transmittal.                           Transmittal  or  to  the  person  or  persons  whose
                                                                  name(s)  appear(s)   above   on   this   Letter   of
   Issue and mail any checks to:                                  Transmittal at an  address other than that  shown on
                                                                  the first page of this Letter of Transmittal.

                                                                  Mail or deliver any checks to:
   Name:                                                          Name:
            -------------------------------------------                    -------------------------------------------
                     (Please Type or Print)                                         (Please Type or Print)

            -------------------------------------------                    -------------------------------------------
                     (Please Type or Print)                                         (Please Type or Print)
   Address:                                                       Address:
            -------------------------------------------                    -------------------------------------------


            -------------------------------------------                    -------------------------------------------
                                             Zip Code                                                       Zip Code

   ----------------------------------------------------
      Employer Identification or Social Security No.
                  See Substitute Form W-9
  -------------------------------------------------------         ------------------------------------------------------

                   INSTRUCTIONS FOR SURRENDERING CERTIFICATES


    1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (i) this Letter of Transmittal is signed by the registered holder(s) of the Certificates, unless such holder(s) has completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or (ii) the Certificates are tendered for the account of a member in good standing of a signature guarantee program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4.

    2. Delivery of this Letter of Transmittal and Certificates. This Letter of Transmittal, completed and signed, must be used in connection with a delivery and surrender of the Certificates to the Paying Agent. The method of delivery of the Certificates and any other documents is at the election and risk of the holder of the Certificates. If such delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Surrender may be made by mail or hand delivery to the Paying Agent at one of the addresses shown on this Letter of Transmittal. A mailing envelope addressed to the Paying Agent is enclosed for your convenience.

    3. Inadequate Space. If the space provided herein under "Description of Certificates Surrendered" is inadequate, the Certificate numbers and the number of shares (and/or fractions thereof) formerly represented by the Certificates should be listed on a separate schedule and attached hereto.

    4.  Signatures on Letter of Transmittal, Stock Powers, and Endorsements.

    (a) The signatures of the registered holders of the Certificates on this Letter of Transmittal must correspond with the names as written on the face of the Certificates without alteration, enlargement, or any change whatsoever.

    (b) If any of the Certificates are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

    (c) If any of the Certificates are registered in different names, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal and any necessary accompanying documents as there are different registrations. Certificates and Letters of Transmittal representing all of the shares of Broadway Preferred Stock beneficially owned by a particular holder as of the Effective Time should be submitted concurrently.

    (d) If this Letter of Transmittal is signed by the registered holder(s) of the Certificates, no endorsements of the Certificates or separate stock powers are required, unless checks are to be issued in the name of, or delivered to, any person other than such registered holder(s). If checks are to be issued in the name of, or delivered to, any person other than the registered holder(s) of the Certificates, all signatures on the Certificates or stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution). See Instruction 5.

    (e) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Certificates, the Certificates must be endorsed or accompanied by appropriate stock powers, and in either case, signed exactly as the names of the registered holder(s) appear on the Certificates. Signatures of any such person on any of the Certificates or any stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

    (f) If this Letter of Transmittal or any of the Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in fiduciary or representative capacity, such person should so indicate when signing and, unless waived by Federated, proper evidence satisfactory to Federated and the Paying Agent of the authority of such person to so act must be submitted with this Letter of Transmittal.

    5. Special Payment and Delivery Instructions. If any checks are to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if any checks are to be sent to someone other than to the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Certificates Surrendered" above, the appropriate boxes in this Letter of Transmittal must be completed. If no such instructions are given, all checks will be sent to the name and address appearing in the box entitled "Description of Certificates Surrendered" in this Letter of Transmittal.

    6. Substitute Form W-9. The surrendering holder (or other payee) is required to provide the Paying Agent with a correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the surrendering holder (or other payee) to 31% federal income tax withholding on the payment of any Merger Consideration. The box in
Part 2 of the Substitute Form W-9 may be checked if the surrendering holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked and the Paying Agent is not provided with a TIN within 60 days, the Paying Agent will withhold 31% on all payments until a TIN is provided to the Paying Agent.

    7. Transfer Taxes. If the Certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, and accordingly payment of the Merger Consideration is to be sent to person(s) signing this Letter of Transmittal and not the registered holder(s), the amount of any transfer taxes (whether imposed on the registered holder(s) or the person(s) signing this Letter of Transmittal) payable on account of the transfer to the person(s) signing this Letter of Transmittal will be deducted from the Merger Consideration unless satisfactory evidence of payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Certificates surrendered herewith or funds to cover such stamps to be provided with this Letter of Transmittal.

    8. Mutilated, Lost, Stolen, or Destroyed Certificates. Any stockholder whose Certificates have been mutilated, lost, stolen, or destroyed should contact the Paying Agent at one of the addresses, or by telephone, as set forth on the first page of this Letter of Transmittal for further instructions.

    9. Requests for Assistance or Additional Copies. All questions relating to procedures for surrendering Certificates, as well as requests for assistance or additional copies of this Letter of Transmittal, should be directed to the Paying Agent at one of the addresses, or by telephone, as set forth on the first page of this Letter of Transmittal.

    10. Number of Shares. The number of one one-thousandths of a share of Broadway Preferred Stock surrendered herewith should be indicated in the space marked "Number and/or Fractions of Shares Represented by Certificate(s)" and in the space marked "Total Number of Shares and/or Fractions thereof" under "Description of Certificates Surrendered."

    This Letter of Transmittal may be used to surrender, to the extent not previously exchanged, certificates which formerly represented shares of Series A Preferred Stock of Broadway outstanding prior to the merger of a subsidiary of Federated with and into Broadway on October 11, 1995 and which, as a result of such merger, presently represent a number of shares (or fractions thereof) of Broadway Preferred Stock equal to the number of shares of Series A Preferred Stock of Broadway formerly represented thereby divided by 1,000. Holders of such certificates should enter the number of one one-thousandths of a share of Broadway Preferred Stock presently represented thereby.

                           IMPORTANT TAX INFORMATION

    Federal income tax law requires that a stockholder surrendering Certificates provide the Paying Agent (as payor) with his or her correct TIN on Substitute Form W-9, which, in the case of a surrendering stockholder who is an individual, is his or her social security number. If the Paying Agent is not provided with the correct TIN, such stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, delivery to such stockholder of the Merger Consideration may be subject to backup withholding in an amount equal to 31% of the gross amount thereof.

    Certain persons (including among others, all corporations and certain foreign individuals) are not subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, that person must submit a statement (Form W-8), signed under penalties of perjury, attesting to this exempt status. Such Form W-8 can be obtained from the Paying Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

    If backup withholding applies, the Paying Agent is required to withhold 31% of any payment made to a payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of such withholding. If backup withholding results in an overpayment of taxes, a refund may be obtained.

    To prevent backup withholding, each surrendering stockholder must provide his or her correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such stockholder is awaiting a TIN) and that (i) the stockholder has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the IRS has notified the stockholder that he or she is no longer subject to backup withholding.

    The holder is required to give the TIN (e.g., the social security number or employer identification number) of the record holder of the Certificates. If the Certificates are in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report. The box in Part 2 of the Substitute Form W-9 may be checked if you have not been issued a TIN and have applied for a number or intend to apply for a number in the near future. If the box in Part 2 is checked and the Paying Agent is not provided with a TIN within 60 days, backup withholding will begin and continue until you furnish your TIN to the Paying Agent.

                      PAYER'S NAME:  THE BANK OF NEW YORK

------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                      Part 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT             TIN:
  FORM W-9                        RIGHT AND CERTIFY BY SIGNING AND DATING BELOW               Social Security Number
                                                                                              or Employer
  Department of the Treasury                                                                  Identification Number.
  Internal Revenue Service        --------------------------------------------------------------------------------------
  Payor's Request for Taxpayer                                                                Part 2 --
  Identification Number (TIN)                                                                 Awaiting TIN [ ]
  and Certification               --------------------------------------------------------------------------------------
                                  CERTIFICATION--UNDER THE PENALTIES OF  PERJURY, I CERTIFY  THAT (1) the number  shown on this  form is  my correct taxpayer  identification number (or  I am  waiting for a number to  be issued  to me) and  (2) I am  not subject to backup  withholding either because I have  not been notified by the Internal Revenue Service  (the "IRS") that I am subject  to backup withholding as a result of a failure  to report all interest or dividends  or the  IRS  has notified  me  that  I  am no  longer  subject  to  backup withholding.  (You must  cross out Item (2)  above if you  have been notified by  the
                                  IRS that you are subject to backup withholding because  of underreporting interest or
                                  dividends on   your  return.  However,  if after being  notified by the IRS  that you were subject  to backup  withholding you received another  notification from  the IRS that you are no longer subject to backup withholding, do not cross out Item (2)).

                                  Signature:                                                          Date:
                                              ------------------------------------------------               ----------
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
--------------------------------------------------------------------------------

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
               CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application
  in the  near future.   I understand  that if I  do not provide  a taxpayer
  identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

  ----------------------------------------------    ----------------------------
                  Signature                                       Date

--------------------------------------------------------------------------------